EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JUNE 10, 2016 TO THE PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2016, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the AXA/Legg Mason Strategic Allocation Portfolio (“Portfolio”).

Information Regarding

AXA/Legg Mason Strategic Allocation Portfolio – Class IB and K Shares

Effective June 14, 2016, the table in the section of the Prospectus entitled “AXA/Legg Mason Strategic Allocation Portfolio – Class IB and K Shares—Who Manages the Portfolio—Sub-Adviser: QS Investors, LLC” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Adam Petryk	Head of Multi-Asset and Solutions, and Portfolio Manager of QS Investors	June 2016
Thomas Picciochi	Head of Multi-Asset Portfolio Management Implementation and Portfolio Manager of QS Investors	December 2015
Ellen Tesler	Portfolio Manager of QS Investors	December 2015

Effective June 14, 2016, the section of the Prospectus entitled “Management of the Trust—The Sub-Advisers—QS Investors, LLC” is deleted in its entirety and replaced with the following information:

QS Investors, LLC, (“QS Investors”), 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors is a wholly-owned subsidiary of Legg Mason, Inc., a global asset management company. As of December 31, 2015, QS Investors had approximately $23.7 billion in assets under management, representing the combined assets of QS Investors, LLC, QS Legg Mason Global Asset Allocation, LLC and QS Batterymarch Financial Management, Inc., all of which are under common management and investment oversight. As the final step in their integration, QS Legg Mason Global Asset Allocation, LLC and QS Batterymarch Financial Management, Inc. were merged into QS Investors as of April 1, 2016.

Adam Petryk, CFA is Head of Multi-Asset and Solutions, and is responsible for product development and integration across strategies and asset classes. Prior to June 2014, he was formerly Chief Investment Officer at Batterymarch Financial Management, Inc. from 2012 to 2014. At Batterymarch, he also served as Deputy Chief Investment Officer and co-head of the Developed Markets investment team from 2010 to 2012, Senior Director and Global Investment Strategist on the Developed Markets team from 2008 to 2010 and Global Investment Strategist during 2007. From 2007 to 2009, Mr. Petryk was also the Chief Investment Officer of Legg Mason Canada Inc., an affiliate of Batterymarch. Prior to joining Batterymarch, he spent eight years at Legg Mason Canada Inc. as Chief Investment officer, Head of the Quantitative Management team and Quantitative Strategist. Before this, he performed quantitative equity analysis at Scotia Capital Markets. Mr. Petryk received his BS in Computer Engineering and MS in Electrical Engineering from the University of Waterloo.

Thomas Picciochi, CAIA is Head of Multi-Asset Portfolio Management Implementation and is responsible for global tactical asset allocation (“GTAA”) and multi-asset portfolio management implementation at QS Investors. Mr. Picciochi has been Head of Multi-Asset Portfolio Management Implementation at QS Investors since 2010. Prior to joining QS Investors, Mr. Picciochi was a senior portfolio manager for Deutsche Asset Management’s quantitative strategies group, a member of the GTAA Investment Oversight Committee and portfolio manager for absolute return strategies from 1999 to 2010. He received his BA and MBA from the University of Miami.

Ellen Tesler, joined QS investors as a member of the portfolio management implementation group in 2010. Prior to joining QS Investors, Ms. Tesler was a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management, she also served as a quantitative analyst for fundamental equity teams from 2000-2002. Prior to joining Deutsche Asset Management, she spent a year as a quantitative analyst at Lord Abbett and Company. Ms. Tesler received her BBA and MBA from Pace University.